UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

MANPOWER INC.
(d/b/a ManpowerGroup)
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Definitive Material Agreement

In connection with the ratification of the appointments of William Downe and Patricia Hemingway Hall to serve as Class II directors of Manpower Inc. (d/b/a ManpowerGroup) (the “Company”) at our Annual Meeting of Shareholders on May 3, 2011 (the “2011 Annual Meeting”), the Company will enter into indemnification agreements with both Mr. Downe and Ms. Hemingway Hall, effective as of May 3, 2011, which will be in substantially the same form as the indemnification agreements entered into by the Company with each of the Company’s other outside directors.  The description of the indemnification agreement is contained in the Company’s Current Report on Form 8-K dated October 31, 2006 and is incorporated by reference herein.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At our 2011 Annual Meeting, the shareholders of the Company approved the Corporate Senior Management Annual Incentive Pool Plan (the “Pool Plan”).  The purpose of the Pool Plan is to provide for the payment of annual incentive awards to senior executives of the Company participating in the Pool Plan based on the attainment of goals relating to the Company’s financial performance.  The Pool Plan will replace the Corporate Senior Management Annual Incentive Plan beginning in 2012.  Senior executives designated by the Executive Compensation and Human Resources Committee of our Board of Directors (the “Committee”) will be eligible to participate in the Pool Plan beginning in 2012.

The Pool Plan provides for the payment of annual incentive awards to a participant based on the Company’s attainment of any one or more of the following financial measures, which where applicable, (i) may be applied on an absolute or relative basis, (ii) may be valued on a growth or fixed basis, and (iii) may be applied on a company-wide, business segment, or individual basis:

•	Net Income
•	Revenue
•	Earnings per share diluted
•	Return on investment
•	Return on invested capital
•	Return on equity
•	Return on net assets
•	Shareholder returns (either including or excluding dividends) over a specified period of time
•	Financial return ratios
•	Cash flow
•	Amount of expense
•	Economic profit
•	Gross profit
•	Gross profit margin percentage
•	Amount of indebtedness
•	Debt ratios
•	Earnings before interest, taxes, depreciation or amortization (or any combination thereof)
•	Attainment by a share of a specified market price for a specified period of time
•	Customer satisfaction survey results
•	Employee satisfaction survey results
•
Strategic business criteria, consisting of one or more objectives based on achieving specified revenue, market penetration, or geographic expansion goals, or cost targets, or goals relating to acquisitions or divestitures, or any combination of the foregoing

The goals and award opportunities for attainment of the goals are established at the beginning of each year by the Committee.  The annual incentive awards can be expressed as an individual award amount for each participant of the Pool Plan or as a percentage of one or more bonus pools.  At the time the performance goals are established, the Committee will establish an objective formula or standard for computing the amount of the award payable to each participant.

Based on the attainment of the performance goal, a maximum amount (either a pool or individual maximum amounts) will be established.  Under the Pool Plan, the Committee has the discretion to reduce each participant’s award to an amount lower than their respective share of the bonus pool (or lower than their individual amounts, if a pool is not used).  Depending upon the actual performance of the Company for the year as measured against these goals, the participating executive would be paid a cash incentive award following the close of the year.  The maximum award a participating executive may receive for any year under the arrangement is $5 million.

The Pool Plan is subject to variation with regard to the goals assigned to each participating executive and the relative weight assigned to the goals in establishing award opportunities from year to year and among participating executives.

The amount, if any, which may be received by the Company’s senior executives under the Pool Plan are not yet determinable.

The Pool Plan may be amended in any manner without shareholder approval.   Certain amendments may, under Section 162(m) of the Internal Revenue Code, affect the deductibility of payments under the Plan to participating executives.

The foregoing description of the Pool Plan is qualified in its entirety by reference to the Pool Plan attached as Appendix C to the Proxy Statement on Schedule 14A filed on March 23, 2011 in connection with the 2011 Annual Meeting, which is incorporated herein by reference.

Also at our 2011 Annual Meeting, the shareholders of the Company approved the 2011 Equity Incentive Plan of Manpower Inc. (the “2011 Plan”).  The Plan provides for the following types of awards to our employees and non-employee members of our Board of Directors:

•	Nonstatutory stock options,
•	Incentive stock options,
•	Restricted stock,
•	Restricted stock units,
•	Performance share units,
•	Stock appreciation rights, and
•	Deferred stock.

Under the 2011 Plan, the maximum number of shares which may be issued is 3,000,000 shares of common stock.  The maximum number of shares that may be issued under the 2011 Plan pursuant to the grant of restricted stock and pursuant to the settlement of restricted stock units, performance share units or shares of deferred stock granted is 1,875,000 shares.

The foregoing description of the 2011 Plan is qualified in its entirety by reference to the 2011 Plan attached as Appendix D to the Proxy Statement on Schedule 14A filed on March  23, 2011 in connection with the 2011 Annual Meeting, which is incorporated herein by reference.

On May 3, 2011 our Board of Directors approved an amendment to the Terms and Conditions Regarding the Grant of Awards to Non-Employee Directors Under the 2003 Equity Incentive Plan (the “Terms and Conditions”), to provide that the Terms and Conditions will apply to the grant of awards to our non-employee directors under the 2011 Plan.  The Terms and conditions as amended are otherwise the same as the Terms and Conditions as described in the Company’s Current Report on Form 8-K dated February 25, 2011, which description is incorporated by reference here in.

The foregoing description of the Terms and Conditions as amended does not purport to describe all of the terms of the Terms and Conditions as amended and is qualified by reference to the full text of that document, a copy of which is attached to this report as Exhibit 10.3 and incorporated by reference herein.

Item 5.07   Submission of Matters to a Vote of Security Holders

At our 2011 Annual Meeting, our shareholders voted on proposals to: (1) elect four individuals nominated by the Board of Directors of the Company to serve until 2014 as Class III directors; (2) ratify the appointment of William Downe to serve until 2013 as a Class II director; (3) ratify the appointment of Patricia A. Hemingway Hall to serve until 2013 as a Class II director; (4) ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2011; (5) approve the Pool Plan; and (6) approve the 2011 Plan.  In addition, the shareholders voted on two advisory votes including: (1) an advisory vote on the compensation of our named executive officers and (2) an advisory vote on the frequency of the vote on the compensation of our named executive officers.  The final voting results on these proposals are as follows:

				Broker
	For	Against	Abstain	Non-Votes
1. a) Election of Cari M. Dominguez	69,354,631	2,138,843	10,759	2,628,672
b) Election of Roberto Mendoza	70,148,879	1,344,607	10,746	2,628,672
c) Election of Elizabeth P. Sartain	69,360,996	2,131,358	11,880	2,628,672
d) Election of Edward J. Zore	65,450,727	6,038,225	15,281	2,628,672

2. Ratification of the appointment of William Downe to serve until 2013 as a Class II director	71,325,399	162,687	16,148	2,628,672

3. Ratification of the appointment of Patricia A. Hemingway Hall to serve until 2013 as a Class II director	71,331,487	157,391	15,355	2,628,672

4. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2011	73,955,943	161,455	15,508	−

5. Approval of the Pool Plan	65,383,502	5,007,731	1,113,000	2,628,672

6. Approval of the 2011 Plan	61,965,788	8,388,960	1,149,485	2,628,672

7. Advisory vote on the compensation of our named executive officers	56,950,524	13,440,557	1,113,152	2,628,672

8. Advisory vote on the frequency of the vote on the compensation of our named executive officers	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
	59,943,607	54,530	10,362,311	1,143,786	2,628,672

Item 9.01.                      Exhibits.

Exhibit No.	Description
10.1
Manpower Inc. Corporate Senior Management Annual Incentive Pool Plan, incorporated by reference to Appendix C to the Proxy Statement on Schedule 14A filed on March 23, 2011in connection with the 2011 Annual Meeting of the Shareholders of Manpower Inc.

10.2
2011 Equity Incentive Plan of Manpower Inc., incorporated by reference to Appendix D to the Proxy Statement on Schedule 14A filed on March 23, 2011in connection with the 2011 Annual Meeting of the Shareholders of Manpower Inc.

10.3	Terms and Conditions Regarding the Grant of Awards to Non-Employee Directors Under the 2011 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWER INC.

Dated: May 5, 2011	By:	/s/ Kenneth C. Hunt
Kenneth C. Hunt Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Manpower Inc. Corporate Senior Management Annual Incentive Pool Plan, incorporated by reference to Appendix C to the Proxy Statement on Schedule 14A filed on March 23, 2011in connection with the 2011 Annual Meeting of the Shareholders of Manpower Inc.

10.2
2011 Equity Incentive Plan of Manpower Inc., incorporated by reference to Appendix D to the Proxy Statement on Schedule 14A filed on March 23, 2011in connection with the 2011 Annual Meeting of the Shareholders of Manpower Inc.

10.3	Terms and Conditions Regarding the Grant of Awards to Non-Employee Directors Under the 2011 Equity Incentive Plan